SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 17, 2001




                     HORIZON FINANCIAL SERVICES CORPORATION
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             (Exact name of Registrant as specified in its Charter)


         Delaware                       0-27170                 42-1419757
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(State or other jurisdiction     (Commission File No.)      (IRS Employer
of incorporation)                                            Identification No.)



301 First Avenue East, Oskaloosa, Iowa                               52557
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(Address of principal executive offices)                           (Zip Code)




         Registrant's telephone number, including area code: (641) 673-8328
                                                             --------------


                                       N/A
  ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

     On August 17, 2001, the Registrant issued the following press release attached hereto as Exhibit 99.

Item 7. Financial Statement and Exhibits

         (c)  Exhibits:

              Exhibit 99 - Press Release dated August 17, 2001.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HORIZON FINANCIAL SERVICES CORPORATION




Date: August 23, 2001                  By: /s/ Robert W. DeCook
---------------------                  -------------------------------------
                                       Robert W. DeCook
                                       President and Chief Executive Officer